Exhibit 99.1

  Summit Financial Group Announces Q3 2003 Earnings & New Mortgage Origination
    Unit; Q3 GAAP EPS Declines 3.7%; First Nine Months 2003 GAAP EPS Up 9.5%

    MOOREFIELD, W.Va.--(BUSINESS WIRE)--Oct. 22, 2003--Summit Financial Group, Inc. (OTCBB: SMMF) today reported third quarter 2003 GAAP net income of $1,843,000 or $0.52 per diluted share, down 3.7 percent on an earnings per share basis from the $1,923,000, or $0.54 per diluted share, reported in the third quarter of 2002. Net income for the third quarter generated an annualized return on average shareholders' equity of 13.36% and an annualized return on average assets of 1.02% compared to third quarter ratios of 15.62% and 1.20%, respectively, in the prior year.
    Operating earnings, which exclude the impact of nonrecurring income and expense items, for third quarter 2003 were $1,797,000 or $0.51 per diluted share, down 5.6 percent on an earnings per share basis compared to operating earnings of $1,917,000 or $0.54 per diluted share for third quarter 2002. Summit's third quarter 2003 results, excluding nonrecurring items, produced an annualized return on average shareholders' equity of 13.02% and an annualized return on average assets of 0.99%, compared to prior year ratios of 15.56% and 1.19%, respectively. Nonrecurring items consisted principally of gains and losses realized on securities transactions and other significant transactional gains and losses.
    GAAP net income for the nine months ended September 30, 2003 was $5,716,000, or $1.61 per diluted share, up 9.5 percent on an earnings per share basis compared to $5,194,000 or $1.47 per diluted share for the same period of 2002. For the nine months ended September 30, 2003 operating earnings excluding one time income and expense items were $5,605,000 or $1.58 per diluted share, up 8.2 percent on an earnings per share basis, as compared to the $5,148,000 or $1.46 per diluted share for the same period of 2002.
    In third quarter 2003, Summit organized and established Summit Financial, LLC ("SFLLC") as a wholly owned subsidiary of Shenandoah Valley National Bank. SFLLC, headquartered in Herndon, Virginia, will originate for resale: 1) primarily residential second mortgage debt consolidation loans to customers throughout the United States marketed utilizing direct mail; and 2) traditional residential first mortgage loans to borrowers in northern Virginia. SFLLC incurred a net loss of $135,000 (net of income tax benefit of $70,000) during third quarter 2003, which is included in Summit's consolidated earnings. Management anticipates that SFLLC will achieve break even results during fourth quarter 2003, and will contribute to the Company's earnings beginning in first quarter 2004.
    Summit Financial Group, Inc. is a financial holding company with total assets of $744 million. Summit operates thirteen banking locations through its three wholly owned subsidiary banks, Summit Community Bank headquartered in Moorefield, West Virginia, Capital State Bank, Inc. in Charleston, West Virginia, and Shenandoah Valley National Bank in Winchester, Virginia. As discussed above, Summit organized Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia during third quarter 2003.
    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q3 2003 vs Q3 2002
GAAP Basis


                                        For the Quarter
 Dollars in thousands, except                Ended             Percent
  per share amounts                  9/30/2003   9/30/2002     Change
---------------------------------------------------------------------

 Condensed Statements of
  Income -- GAAP Basis
   Interest income - taxable
    equivalent                         $10,572     $10,586      -0.1%
   Interest expense                      4,350       4,803      -9.4%
                              -----------------------------
   Net interest income -
    taxable equivalent                   6,222       5,783       7.6%
   Less:   taxable equivalent
    adjustment                             280         241      16.2%
                              -----------------------------
   Net interest income                   5,942       5,542       7.2%
   Provision for loan losses               232         307     -24.4%
                              -----------------------------
   Net interest income after
    provision for loan losses            5,710       5,235       9.1%
   Noninterest income                      810         601      34.8%
   Noninterest expense                   3,797       3,115      21.9%
                              -----------------------------
   Income before income taxes            2,723       2,721       0.1%
   Income taxes                            880         798      10.3%
                              -----------------------------
   Net income                           $1,843      $1,923      -4.2%
                              =============================

 Per Share Data -- GAAP Basis
   Basic earnings                        $0.53       $0.55      -3.6%
   Diluted earnings                      $0.52       $0.54      -3.7%
   Average shares outstanding
      Basic                          3,504,820   3,508,566      -0.1%
      Diluted                        3,554,700   3,536,220       0.5%

 Performance Ratios -- GAAP
  Basis
   Return on average equity              13.36%      15.62%    -14.5%
   Return on average assets               1.02%       1.20%    -15.0%
   Net yield on earning assets
    - taxable equivalent                  3.62%       3.80%     -4.7%
   Efficiency ratio (A)                  56.30%      50.15%     12.3%

    NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q3 2003 vs Q3 2002
Excluding Nonrecurring Items

                                          For the Quarter
 Dollars in thousands, except                  Ended          Percent
  per share amounts                     9/30/2003 9/30/2002   Change
---------------------------------------------------------------------
 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                            $10,572   $10,586     -0.1%
   Interest expense                         4,350     4,803     -9.4%
                                    ------------------------
   Net interest income -
    taxable equivalent                      6,222     5,783      7.6%
   Less:   taxable equivalent
    adjustment                                280       241     16.2%
                                    ------------------------
   Net interest income                      5,942     5,542      7.2%
   Provision for loan losses                  232       307    -24.4%
                                    ------------------------
   Net interest income after
    provision
       for loan losses                      5,710     5,235      9.1%
   Noninterest income                         735       581     26.5%
   Noninterest expense                      3,797     3,115     21.9%
                                    ------------------------
   Income before income taxes               2,648     2,701     -2.0%
   Income taxes                               851       792      7.4%
                                    ------------------------
   Net income excluding
    nonrecurring items                     $1,797    $1,909     -5.9%
                                    ========================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                           $0.51     $0.54     -5.6%
   Diluted earnings                         $0.51     $0.54     -5.6%
   Average shares outstanding
      Basic                             3,504,820 3,508,566     -0.1%
      Diluted                           3,554,700 3,536,220      0.5%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity                 13.02%    15.56%   -16.3%
   Return on average assets                  0.99%     1.19%   -16.8%
   Net yield on earning assets -
    taxable equivalent                       3.62%     3.80%    -4.7%
   Efficiency ratio (A)                     56.30%    50.15%    12.3%

   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Nine Month Performance Summary  -- 2003 vs. 2002
GAAP Basis

                                        For the Nine Months
 Dollars in thousands, except                 Ended           Percent
  per share amounts                    9/30/2003  9/30/2002    Change
---------------------------------------------------------------------

 Condensed Statements of
  Income -- GAAP Basis
   Interest income - taxable
    equivalent                           $31,423    $30,975      1.4%
   Interest expense                       13,278     14,148     -6.1%
                                    ------------------------
   Net interest income -
    taxable equivalent                    18,145     16,827      7.8%
   Less: taxable equivalent
    adjustment                               833        752     10.8%
                                    ------------------------
   Net interest income                    17,312     16,075      7.7%
   Provision for loan losses                 683        907    -24.7%
                                    ------------------------
   Net interest income after
    provision for loan losses             16,629     15,168      9.6%
   Noninterest income                      2,180      1,539     41.7%
   Noninterest expense                    10,576      9,380     12.8%
                                    ------------------------
   Income before income taxes              8,233      7,327     12.4%
   Income taxes                            2,517      2,133     18.0%
                                    ------------------------
   Net income                             $5,716     $5,194     10.1%
                                    ========================

 Per Share Data -- GAAP Basis
   Basic earnings                          $1.63      $1.48     10.1%
   Diluted earnings                        $1.61      $1.47      9.5%
   Average shares outstanding
      Basic                            3,504,373  3,508,602     -0.1%
      Diluted                          3,549,988  3,535,458      0.4%

 Performance Ratios -- GAAP
  Basis
   Return on average equity                14.06%     14.94%    -5.9%
   Return on average assets                 1.08%      1.13%    -4.4%
   Net yield on earning assets
    - taxable equivalent                    3.61%      3.86%    -6.5%
   Efficiency ratio (A)                    54.18%     52.83%     2.6%

   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Nine Month Performance Summary -- 2003 vs. 2002
Excluding Nonrecurring Items

                                        For the Nine Months
 Dollars in thousands, except per             Ended           Percent
  share amounts                        9/30/2003  9/30/2002   Change
--------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                           $31,423    $30,979     1.4%
   Interest expense                       13,278     14,148    -6.1%
                                     -----------------------
   Net interest income - taxable
    equivalent                            18,145     16,831     7.8%
   Less:  taxable equivalent
    adjustment                               833        756    10.2%
                                     -----------------------
   Net interest income                    17,312     16,075     7.7%
   Provision for loan losses                 683        907   -24.7%
                                     -----------------------
   Net interest income after
    provision for loan losses             16,629     15,168     9.6%
   Noninterest income                      2,000      1,473    35.8%
   Noninterest expense                    10,576      9,380    12.8%
                                     -----------------------
   Income before income taxes              8,053      7,261    10.9%
   Income taxes                            2,448      2,108    16.1%
                                     -----------------------
   Net income                             $5,605     $5,153     8.8%
                                     =======================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                          $1.60      $1.47     8.8%
   Diluted earnings                        $1.58      $1.46     8.2%
   Average shares outstanding
      Basic                            3,504,373  3,508,602    -0.1%
      Diluted                          3,549,988  3,535,458     0.4%

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity                13.78%     14.81%   -7.0%
   Return on average assets                 1.05%      1.12%   -6.2%
   Net yield on earning assets -
    taxable equivalent                      3.61%      3.86%   -6.5%
   Efficiency ratio (A)                    54.18%     52.83%    2.6%

   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
GAAP Basis

                                            For the Quarter
 Dollars in thousands, except                    Ended
  per share amounts                  9/30/2003 6/30/2003  3/31/2003
--------------------------------------------------------------------

 Condensed Statements of
  Income -- GAAP Basis
   Interest income - taxable
    equivalent                         $10,572   $10,445    $10,408
   Interest expense                      4,350     4,467      4,461
                                   ---------------------------------
   Net interest income -
    taxable equivalent                   6,222     5,978      5,947
   Less: taxable equivalent
    adjustment                             280       277        278
                                   ---------------------------------
   Net interest income                   5,942     5,701      5,669
   Provision for loan losses               232       233        218
                                   ---------------------------------
   Net interest income after
    provision for loan losses            5,710     5,468      5,451
   Noninterest income                      810       797        573
   Noninterest expense                   3,797     3,439      3,340
                                   ---------------------------------
   Income before income taxes            2,723     2,826      2,684
   Income taxes                            880       818        820
                                   ---------------------------------
   Net income                           $1,843    $2,008     $1,864
                                   =================================

 Per Share Data -- GAAP Basis
   Basic earnings                        $0.53     $0.57      $0.53
   Diluted earnings                      $0.52     $0.57      $0.53
   Average shares outstanding
      Basic                          3,504,820 3,504,358  3,503,930
      Diluted                        3,554,700 3,534,643  3,529,886

 Performance Ratios -- GAAP
  Basis
   Return on average equity              13.36%    14.62%     14.33%
   Return on average assets               1.02%     1.12%      1.09%
   Net yield on earning assets
    - taxable equivalent                  3.62%     3.54%      3.66%
   Efficiency ratio (A)                  56.30%    53.03%     53.09%

    NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
GAAP Basis

 Dollars in thousands, except         For the Quarter Ended
  per share amounts                    12/31/2002 9/30/2002
------------------------------------------------------------

 Condensed Statements of
  Income -- GAAP Basis
   Interest income - taxable
    equivalent                            $10,738   $10,586
   Interest expense                         4,694     4,803
                                   -------------------------
   Net interest income -
    taxable equivalent                      6,044     5,783
   Less:   taxable equivalent
    adjustment                                272       241
                                   -------------------------
   Net interest income                      5,772     5,542
   Provision for loan losses                  308       307
                                   -------------------------
   Net interest income after
    provision
       for loan losses                      5,464     5,235
   Noninterest income                         407       601
   Noninterest expense                      3,227     3,115
                                   -------------------------
   Income before income taxes               2,644     2,721
   Income taxes                               600       798
                                   -------------------------
   Net income                              $2,044    $1,923
                                   =========================

 Per Share Data -- GAAP Basis
   Basic earnings                           $0.58     $0.55
   Diluted earnings                         $0.58     $0.54
   Average shares outstanding
      Basic                             3,506,073 3,508,566
      Diluted                           3,525,115 3,536,220

 Performance Ratios -- GAAP
  Basis
   Return on average equity                 15.74%    15.62%
   Return on average assets                  1.22%     1.20%
   Net yield on earning assets
    - taxable equivalent                     3.83%     3.80%
   Efficiency ratio (A)                     49.97%    50.15%


   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

                                            For the Quarter
 Dollars in thousands, except                    Ended
  per share amounts                 9/30/2003  6/30/2003 3/31/2003
-------------------------------------------------------------------

 Condensed Statements of Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                        $10,572    $10,445   $10,408
   Interest expense                     4,350      4,467     4,461
                                  ---------------------------------
   Net interest income -
    taxable equivalent                  6,222      5,978     5,947
   Less: taxable equivalent
    adjustment                            280        277       278
                                  ---------------------------------
   Net interest income                  5,942      5,701     5,669
   Provision for loan losses              232        233       218
                                  ---------------------------------
   Net interest income after
    provision for loan losses           5,710      5,468     5,451
   Noninterest income                     735        713       552
   Noninterest expense                  3,797      3,439     3,340
                                  ---------------------------------
   Income before income taxes           2,648      2,742     2,663
   Income taxes                           851        786       812
                                  ---------------------------------
   Net income                          $1,797     $1,956    $1,851
                                  =================================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                       $0.51      $0.56     $0.53
   Diluted earnings                     $0.51      $0.55     $0.52
   Average shares outstanding
      Basic                         3,504,820  3,504,358 3,503,930
      Diluted                       3,554,700  3,534,643 3,529,886

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity             13.02%     14.24%    14.23%
   Return on average assets              0.99%      1.10%     1.08%
   Net yield on earning assets -
    taxable equivalent                   3.62%      3.54%     3.66%
   Efficiency ratio (A)                 56.30%     53.03%    53.09%


   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary
Excluding Nonrecurring Items

 Dollars in thousands, except    For the Quarter Ended
  per share amounts              12/31/2002  9/30/2002
--------------------------------------------------------

 Condensed Statements of
  Income
 Excluding Nonrecurring Items
   Interest income - taxable
    equivalent                      $10,738    $10,586
   Interest expense                   4,694      4,803
                                 -----------------------
   Net interest income -
    taxable equivalent                6,044      5,783
   Less: taxable equivalent
    adjustment                          272        241
                                 -----------------------
   Net interest income                5,772      5,542
   Provision for loan losses            308        307
                                 -----------------------
   Net interest income after
    provision for loan losses         5,464      5,235
   Noninterest income                   610        581
   Noninterest expense                3,227      3,115
                                 -----------------------
   Income before income taxes         2,847      2,701
   Income taxes                         917        792
                                 -----------------------
   Net income                        $1,930     $1,909
                                 =======================

 Per Share Data
 Excluding Nonrecurring Items
   Basic earnings                     $0.55      $0.54
   Diluted earnings                   $0.55      $0.54
   Average shares outstanding
      Basic                       3,506,073  3,508,566
      Diluted                     3,525,115  3,536,220

 Performance Ratios
 Excluding Nonrecurring Items
   Return on average equity           14.86%     15.56%
   Return on average assets            1.15%      1.19%
   Net yield on earning
    assets - taxable
    equivalent                         3.83%      3.80%
   Efficiency ratio (A)               49.97%     50.15%

   NOTE:
   (A) - Excludes nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Reconciliation of Operating Earnings to GAAP Net Income


                                       For the Quarter Ended
----------------------------------------------------------------------
Dollars in thousands        9/30/03  6/30/03 3/31/03 12/31/02 9/30/02
----------------------------------------------------------------------

  Operating earnings         $1,797    $1,956  $1,851  $1,930  $1,909
     Securities gains (losses):
       Gross gains (losses)       -        66      41    (214)      9
 Applicable income tax
   effect                         -       (25)    (16)     82      (3)
                      ------------------------------------------------
                                  -        41       25   (132)      6
    Other gains (losses):
        Gross gains (losses)     75        18      (20)    10      11
 Applicable income tax
  effect                        (29)       (7)       8     (4)     (3)
                      ------------------------------------------------
                                 46        11      (12)     6       8
    Purchased state ncome
     tax credits                 -         -         -    240       -
                      ------------------------------------------------

  GAAP net income            $1,843    $2,008   $1,864 $2,044  $1,923
                      ================================================

                                     For the Nine Months
                                            Ended
                                    --------------------
 Dollars in thousands               9/30/2003 9/30/2002
--------------------------------------------------------

  Operating earnings                   $5,605    $5,153
     Securities gains losses):
            Gross gains (losses)          106        74
 Applicable income
  tax effect                              (41)      (28)
                                    --------------------
                                           65        46
 Other gains (losses):
    Gross gains (losses)                   74        (8)
       Applicable income
        tax effect                        (28)        3
                                    --------------------
                                           46        (5)

   Purchased state income
    tax credits                             -         -
                                    --------------------

  GAAP net income                      $5,716    $5,194
                                    ====================

SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Selected Balance Sheet Data

                                                 As of
                                          --------------------
Dollars in thousands,                                         Percent
 except per share amounts                 9/30/2003 9/30/2002  Change
----------------------------------------------------------------------
      Assets                               $744,173  $669,382    11.2%
      Securities                            223,607   218,490     2.3%
      Loans, net                            474,489   408,186    16.2%
      Intangible assets                       3,088     3,239    -4.7%
      Deposits                              474,955   463,915     2.4%
      Short-term borrowings                  41,049    12,165   237.4%
      Long-term borrowings                  165,526   137,597    20.3%
      Shareholders' equity                   55,502    51,379     8.0%

     Book value per share                    $15.84    $14.65     8.1%

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Asset Quality Information

                                   For the Quarter Ended
                     -------------------------------------------------
Dollars in thousands         9/30/03 6/30/03 3/31/03 12/31/02 9/30/02
----------------------------------------------------------------------

 Net loan charge-off's          $46     $63    $142     $173     $29
 Net loan charge-
  off's to average
  loans (annualized)           0.04%   0.06%   0.13%    0.18%   0.03%
 Allowance for loan
  losses                      $4,484  $4,298  $4,129   $4,053  $3,919
 Allowance for loan
  losses as a percentage
   of period end loans         0.94%   0.94%   0.90%    0.95%   0.95%
 Nonperforming assets:
    Nonperforming loans        $604  $1,056    $715   $1,491    $975
    Foreclosed
     properties                 560     546     677       81      81
    Nonaccrual
     securitites                399     405     412      421       -
                             -----------------------------------------
        Total                $1,563  $2,007  $1,804   $1,993  $1,056
                             =========================================

 Nonperforming loans
  and foreclosed
  properties to
     period end
      loans and
      foreclosed
      properties               0.24%   0.35%   0.32%    0.38%   0.26%
                             =========================================
 Nonperforming
  assets to period
  end assets                   0.21%   0.28%   0.25%    0.30%   0.16%
                             =========================================

SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates Q3 2003 vs Q3 2002

                         Q3 2003                    Q3 2002
               --------------------------- ---------------------------
                 Average  Earnings/ Yield/   Average  Earnings/ Yield/
                 Balances Expense   Rate     Balances Expense   Rate
------------------------------------------ ---------------------------
Dollars in thousands

ASSETS
Interest earning
 assets
 Loans, net of
  unearned interest
  Taxable        $463,496    $7,793  6.73%   $385,536    $7,323  7.60%
  Tax-exempt        5,846       122  8.35%      6,451       137  8.49%
 Securities
  Taxable         171,064     1,887  4.41%    172,027     2,407  5.60%
  Tax-exempt       42,254       726  6.87%     36,241       674  7.44%
 Interest bearing
  deposits other
   banks and
    Federal funds
     sold           5,586        44  3.15%      9,163        45  1.96%
                   ------    ------ ------     ------    ------ ------
Total interest
 earning assets   688,246    10,572  6.14%    609,418    10,586  6.95%

Noninterest earning
 assets
 Cash & due from
  banks             8,761                       9,102
 Premises &
  equipment        14,084                      13,237
 Other assets      19,010                      14,424
 Allowance for loan
  losses          (4,391)                     (3,773)
                  -------                     -------
   Total assets  $725,710                    $642,408
                 ========                    ========

 LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest bearing
 liabilities
 Interest bearing
  demand deposit  $98,084     $163   0.66%    $98,726      $391  1.58%
 Savings deposits  47,522       57   0.48%     46,622       154  1.32%
 Time deposits    281,071     2,240  3.19%    253,569     2,453  3.87%
 Short-term
  borrowings       32,000       114  1.43%     15,157        65  1.72%
 Long-term
  borrowings      160,349     1,776  4.43%    135,180     1,740  5.15%
                  -------    ------ ------    -------    ------ ------
                  619,026     4,350  2.81%    549,254     4,803  3.50%
Noninterest bearing
 liabilities
 Demand deposits   46,994                      39,330
 Other liabilities  4,501                       4,565
                   ------                      ------
  Total
   liabilities    670,521                     593,149

Shareholders'
 equity            55,189                      49,259
                   ------                      ------
  Total liabilities
   and shareholders'
    equity       $725,710                    $642,408
                 ========                    ========

NET INTEREST
 EARNINGS          $6,222                      $5,783
                   ======                      ======

NET INTEREST YIELD ON EARNING
 ASSETS                              3.62%                3.80%
                                     =====                =====

SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Average Balance Sheet, Interest
Earnings & Expenses and Average Rates
YTD 2003 vs YTD 2002

                          For the Nine Months Ended September 30,
                 -----------------------------------------------------
                           2003                        2002
                 -------------------------   -------------------------
                 Average  Earnings/ Yield/   Average  Earnings/ Yield/
                 Balances Expense   Rate     Balances Expense   Rate
------------------------------------------   -------------------------

ASSETS
Interest earning assets
 Loans, net of
  unearned interest
  Taxable        $443,628   $22,827  6.86%   $366,361   $21,075  7.67%
  Tax-exempt        5,931       367  8.25%      6,166       392  8.48%
 Securities
  Taxable         174,554     5,945  4.54%    168,983     7,507  5.92%
  Tax-exempt       40,934     2,151  7.01%     33,846     1,892  7.45%
 Interest bearing
  deposits other
  banks and Federal
   funds sold       5,860       133  3.03%      5,686       113  2.65%
                  -------    ------ ------    -------    ------ ------
Total interest
 earning assets   670,907    31,423  6.24%    581,042    30,979  7.11%

Noninterest earning assets
 Cash & due from
  banks             8,645                       8,518
 Premises &
  equipment        13,091                      13,090
 Other assets      20,321                      15,836
 Allowance for loan
  losses          (4,240)                     (3,520)
                 --------                    --------
   Total assets  $708,724                    $614,966
                 ========                    ========

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
 Interest bearing
  demand deposits $97,891      $590  0.80%    $89,861    $1,007  1.49%
 Savings deposits  46,821       202  0.58%     45,899       447  1.30%
 Time deposits    278,648     6,816  3.26%    241,536     7,256  4.01%
 Short-term
  borrowings       26,407       286  1.44%     15,428       246  2.13%
 Long-term
  borrowings      154,382     5,384  4.65%    133,316     5,192  5.19%
                  -------    ------ ------    -------    ------ ------
                  604,149    13,278  2.93%    526,040    14,148  3.59%
Noninterest bearing
 liabilities
 Demand deposits   45,394                      38,193
 Other liabilities  4,965                       4,373
                  -------                     -------
  Total
   liabilities    654,508                     568,606

Shareholders'
 equity            54,216                      46,360
                  -------                     -------
  Total liabilities
   and shareholders'
    equity       $708,724                    $614,966
                 ========                    ========

NET INTEREST EARNINGS       $18,145                     $16,831
                            =======                     =======

NET INTEREST YIELD ON EARNING
 ASSETS                              3.61%                       3.86%
                                     =====                       =====


    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552; rtissue@SummitFGI.com

    KEYWORD: WEST VIRGINIA VIRGINIA
    INDUSTRY KEYWORD: BANKING EARNINGS
    SOURCE: Summit Financial Group, Inc.